UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 24, 2020

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2020, Vista Gold Corp. (the “Company”) entered into Amendment No. 1 (the “Amended ATM Agreement”) to its At The Market Offering Agreement with H.C. Wainwright & Co., LLC (“Wainwright”) as sales manager dated November 22, 2017 (the “ATM Agreement”). As previously disclosed in the Company’s Current Report on Form 8-K as filed with the Commission on November 22, 2017, under the terms of the ATM Agreement, the Company will be entitled to sell, at its sole discretion and from time to time as it may choose, common shares in the capital of the Company (“Shares”) through Wainwright (the “Offering”).

The Amended ATM Agreement revises certain representations and warranties of the Company to reflect the filing of a new registration statement on Form S-3 (due to the prior Form S-3 expiring in early July 2020) and new prospectus supplement regarding the Offering to qualify the offering under the new registration statement. The Amended ATM Agreement also revises the termination date of the ATM Agreement to remove the termination date of August 31, 2020.  As revised, the ATM Agreement can still be terminated by either party upon proper notice under its terms.

The above is a summary of the material terms of the Amended ATM Agreement and is qualified in its entirety by the Amended ATM Agreement which is attached hereto as Exhibit 1.2 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	At the Market Offering Agreement dated November 22, 2017 (incorporated by reference to Exhibit 1.1 to the Registrant’s Form 8-K filed on November 22, 2017)*
1.2	Amendment No.1 to the At the Market Offering Agreement dated June 24, 2020*
5.1	Borden Ladner Gervais LLP Opinion*
99.1	Consent of Borden Ladner Gervais LLP (contained in Exhibit 5.1)

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-239139), filed with the SEC on June 12, 2020, as declared effective on June 24, 2020, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: June 24, 2020	By: /s/Douglas Tobler Douglas Tobler Chief Financial Officer